Exhibit 10.1

William Lyon Homes, Inc.

Loan No. 906-0100

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

This Agreement for Ninth Modification of Deeds of Trust and Other Loan Instruments (this “Ninth Modification”) is made as of October 31, 2006 by and between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”) and GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States (formerly known as “Guaranty Federal Bank, F.S.B.”) (“Lender”), and effective upon recordation of the Ninth Memorandum (as defined below) against each Deed of Trust (as defined below) encumbering each Property, subject to Section 2 of this Ninth Modification, with reference to the following facts:

A. Borrower and Lender entered into a Master Loan Agreement (the “Loan Agreement”) dated August 31, 2000, which provides for a loan of FIFTY-FIVE MILLION DOLLARS ($55,000,000.00) (the “Original Loan Amount”) to Borrower on the terms and conditions specified therein. The Loan is evidenced and secured by a revolving promissory note and other loan instruments (collectively, the “Loan Instruments”). The Loan Instruments, each executed by Lender and Borrower, were modified by:

(i)	that certain Agreement for First Modification of Deeds of Trust and Other Loan Instruments dated June 8, 2001 (“First Modification”);

(ii)	that certain Agreement For Second Modification of Deeds of Trust and Other Loan Instruments dated July 23, 2001 (“Second Modification”);

(iii)	that certain Agreement for Third Modification of Deeds of Trust and Other Loan Instruments dated December 19, 2001 (“Third Modification”);

(iv)	that certain Agreement for Fourth Modification of Deeds of Trust and Other Loan Instruments dated May 29, 2002 (“Fourth Modification”);

(v)	that certain Agreement for Fifth Modification of Deeds of Trust and Other Loan Instruments dated June 6, 2003 (“Fifth Modification”);

(vi)	that certain Agreement for Sixth Modification of Deeds of Trust and Other Loan Instruments dated November 14, 2003 (“Sixth Modification”);

(vii)	that certain Agreement for Seventh Modification of Deeds of Trust and Other Loan Instruments dated October 6, 2004 (“Seventh Modification”); and

(viii)	that certain Agreement for Eighth Modification of Deeds of Trust and Other Loan Instruments dated October 14, 2005 (“Eighth Modification”).

Pursuant to the terms and provisions of the First Modification, the Original Loan Amount was increased, as evidenced by a certain Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of lender and dated June 8, 2001 to the maximum principal amount of SIXTY-FIVE MILLION DOLLARS ($65,000,000.00). Pursuant to the terms and provisions of the Fourth Modification, the Loan was increased, as evidenced by a certain Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of Lender and dated May 29, 2002 to the maximum principal amount of SEVENTY-FIVE MILLION DOLLARS ($75,000,000.00). Pursuant to the terms and provisions of the Sixth Modification, the Loan was increased, as evidenced by a certain Third Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of Lender and dated November 14, 2003 to the maximum principal amount of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000.00) (the “Loan”). Pursuant to the terms and provisions of the Eighth Modification, the Loan was decreased, as evidenced by a certain Fourth Amended and Restated Revolving Promissory Note executed by Borrower for the benefit of Lender and dated October 14, 2005 to the maximum principal amount of NINETY MILLION DOLLARS ($90,000,000.00). Upon full execution, this Ninth Modification shall constitute one of the Loan Instruments. All defined terms used in this Ninth Modification shall have the meanings ascribed to them in the Loan Agreement unless the context requires otherwise.

B. At Borrower’s request, Lender has agreed to modify one or more of the Loan Instruments, as herein provided.

NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the parties hereby agree as follows:

1. Modifications. The Loan Instruments specified in Exhibit “A” attached hereto and incorporated herein by this reference are modified as set forth therein, effective upon timely satisfaction of the conditions set forth in Section 2 below. As used in this Ninth Modification and the attached Exhibit “A,” the term “Deeds of Trust” refers to the Construction Deeds of Trust (With Security Agreement, Fixture Filing and Assignment of Rents and Leases) each executed by Borrower for the benefit of Lender:

as modified by the First Modification and evidenced by the Memorandums of First Modification of Deeds of Trust and Other Loan Instruments dated June 8, 2001 and recorded in the Official Records of:

(a)	Orange County, California on July 20, 2001, as Instrument No. 2001-0492777;

(b)	San Diego County, California on July 20, 2001, as Document No. 2001-0505154;

(c)	San Joaquin County, California on July 24, 2001, as Document No. 2001-01116593;

(d)	Riverside County, California on August 6, 2001 as Instrument No. 368935;

(e)	San Bernardino County, California on October 16, 2001 as Instrument No. 2001-0470256; and

(f)	Maricopa County, Arizona on July 20, 2001, as Instrument No. 2001-0652927;

as modified by the Second Modification and evidenced by the Memorandums of Second Modification of Deeds of Trust and Other Loan Instruments dated July 23, 2001 and recorded in the Official Records of:

(g)	Orange County, California on August 31, 2001, as Instrument No. 2001-0614957;

(h)	San Diego County, California on August 31, 2001, as Document No. 2001-0626061;

(i)	San Joaquin County, California on August 31, 2001, as Document No. 2001-01144060;

(j)	Riverside County, California on August 31, 2001 as Instrument No. 426142;

(k)	San Bernardino County, California on August 31, 2001 as Instrument No. 2001-401382; and

(l)	Maricopa County, Arizona on August 31, 2001, as Instrument No. 2001-0810003;

as modified by the Third Modification dated December 19, 2001;

as modified by the Fourth Modification and evidenced by the Memorandums of Fourth Modification of Deeds of Trust and Other Loan Instruments dated May 29, 2002 and recorded in the Official Records of:

(m)	Orange County, California on June 19, 2002, as Instrument No. 2002-0512402;

(n)	San Diego County, California on June 19, 2002, as Document No. 2002-0516959;

(o)	San Joaquin County, California on June 19, 2002 as Document No. 2002-104493;

(p)	Maricopa County, Arizona on June 19, 2002 as Instrument No. 2002-0622784;

(q)	Stanislaus County, California on June 19, 2002 as Document No. 2002-0078803-00; and

(r)	Clark County, Nevada on June 19, 2002 as Instrument No. 00696 – Book 20020619;

as modified by the Fifth Modification and evidenced by the Memorandums of Fifth Modification of Deeds of Trust and Other Loan Instruments dated June 6, 2003 and recorded in the Official Records of:

(s)	Orange County, California on June 13, 2003, as Instrument No. 2003-000696239;

(t)	San Diego County, California on June 13, 2003, as Document No. 2003-0701777;

(u)	San Joaquin County, California on June 17, 2003 as Instrument No. 2003-131447;

(v)	Maricopa County, Arizona on June 13, 2003 as Instrument No. 2003-0769110;

(w)	Stanislaus County, California on June 17, 2003 as Instrument No. 2003-009720100; and

(x)	Clark County, Nevada on June 13, 2003 as Instrument No. 2003-0613-02716;

(y)	Riverside County, California on June 16, 2003 as Document No. 2003-438782;

(z)	Santa Clara County, California on June 16, 2003 as Serial No. 17110264; and

(aa)	Contra Costa County, California on June 16, 2003 as Series No. 280094;

as modified by the Sixth Modification and evidenced by the Memorandums of Sixth Modification of Deeds of Trust and Other Loan Instruments dated November 14, 2003 and recorded in the Official Records of:

(bb)	Orange County, California on December 23, 2003, as Instrument No. 2003-001511002;

(cc)	San Diego County, California on December 23, 2003, as Document No. 2003-1502130;

(dd)	Riverside County, California on December 23, 2003 as Document No. 2003-998474;

(ee)	Santa Clara County, California on December 24, 2003 as Serial No. 17545737; and

(ff)	Contra Costa County, California on December 24, 2003 as Series No. 2003-615272.

(gg)	Maricopa County, Arizona on December 29, 2003 as Instrument No. 2003-1739422;

(hh)	Clark County, Nevada on December 30, 2003 as Instrument No. 2003-1230-01204

(ii)	San Joaquin County, California on January 9, 2004 as Instrument No. 2004-003909;

(1) (2216) a certain Deed of Trust dated February 2, 2004 and recorded in the Official Records of Maricopa County, Arizona on May 26, 2004 as Instrument No. 2004-0586206;

(2) (1132) a certain Deed of Trust dated February 9, 2004 and recorded in the Official Records of Clark County, Nevada on February 27, 2004 as Instrument No. 2004-0227-04201;

(3) (1133 & 1138) a certain Deed of Trust dated March 1, 2004 and recorded in the Official Records of Contra Costa County, California on March 19, 2004 as Series No. 92735;

(4) (1141) a certain Deed of Trust dated April 1, 2004 and recorded in the Official Records of San Joaquin County, California on April 14, 2004 as Instrument No. 2004-078081;

as modified by the Seventh Modification and evidenced by the Memorandums of Seventh Modification of Deeds of Trust and Other Loan Instruments dated October 6, 2004 and recorded in the Official Records of:

(jj)	Orange County, California on October 27, 2004, as Instrument No. 2004-000969039;

(kk)	San Diego County, California on October 21, 2004, as Document No. 2004-0997380;

(ll)	Riverside County, California on October 21, 2004, as Document No. 2004-0834003;

(mm)	Santa Clara County, California on October 20, 2004, as Serial No. 2004-18056415;

(nn)	Contra Costa County, California on October 21, 2004, as Document No. 2004-0403446-00;

(oo)	Maricopa County, Arizona on October 21, 2004, as Instrument No. 2004-1234403;

(pp)	Clark County, Nevada on October 25, 2004, as Instrument No. 2004-1025-0003273; and

(qq)	San Joaquin County, California on November 23, 2004, as Instrument No. 2004-268811;

(5) (1159) a certain Deed of Trust dated October 19, 2004 and recorded in the Official Records of San Joaquin County, California on October 29, 2004 as Instrument No. 2004-245407;

(6) (1162) a certain Deed of Trust dated November 3, 2004 and recorded in the Official Records of Riverside County, California on November 19, 2004 as Instrument No. 2004-0927787;

(7) (1161) a certain Deed of Trust dated November 8, 2004 and recorded in the Official Records of Placer County, California on December 30, 2004 as Instrument No. 2004-0175175;

(8) (1160) a certain Deed of Trust dated December 6, 2004 and recorded in the Official Records of Maricopa County, Arizona on December 15, 2004 as Instrument No. 2004-1472751;

(9) (1163) a certain Deed of Trust dated December 22, 2004 and recorded in the Official Records of San Bernardino County, California on January 14, 2005 as Document No. 2005-0033824;

(10) (1174) a certain Deed of Trust dated April 1, 2005 and recorded in the Official Records of San Bernardino County, California on April 15, 2005 as Document No. 2005-0264026;

(11) (1179) a certain Deed of Trust dated June 29, 2005 and recorded in the Official Records of San Bernardino, County, California on July 21, 2005 as Document No. 2005-0525091; and

(12) (1184) a certain Deed of Trust dated September 29, 2005 and recorded in the Official Records of San Bernardino County, California on October 14, 2005 as Document No. 2005-0769349;

as modified by the Eighth Modification and evidenced by the Memorandums of Eighth Modification of Deeds of Trust and Other Loan Instruments dated October 14, 2005 and recorded in the Official Records of:

(rr)	Orange County, California on November 17, 2005, as Instrument No. 2005-000924493;

(ss)	Riverside County, California on November 30 2005, as Document No, 2005-0989414;

(tt)	Santa Clara County, California on November 23, 2005, as Document No. 18690071;

(uu)	Contra Costa County, California on December 23, 2005, as Document No. 2005-0491193-00;

(vv)	Maricopa County, Arizona on January 26, 2006 as Instrument No. 2006-0118949;

(ww)	Clark County, Nevada on January 18, 2006, as Instrument No. 2006-0118-0001686;

(xx)	San Joaquin County, California on December 14, 2005, as Instrument No. 2005-310881;

(yy)	Placer County, California on November 21, 2005, as Document No. 2005-0156045; and

(zz)	San Bernardino County, California on December 1, 2005, as Document No. 2005-0898480;

(13) (1187 & 1188) a certain Deed of Trust dated February 2, 2006 and recorded in the Official Records of Clark County, Nevada on March 17, 2006 as Instrument No. 2006-0317-000338.

2. Conditions. The modifications of Section 1 above shall take effect only upon Borrower’s satisfaction, at its expense, of all of the following conditions not later than the date of this Ninth Modification:

(a) if required by Lender, delivery to Lender of one or more endorsements to the Title Policy (whether one or more) insuring the lien of the Deeds of Trust as may be required by Lender, all in form and of content acceptable to Lender, insuring that, except as set forth in this Ninth Modification, the priority of such lien is unaffected by the modifications set forth herein and that the Title Policy insuring the Deeds of Trust remains in full force and effect in the full amount of the Loan;

(b) if required by Lender, delivery to Lender of one or more duly executed recordable memorandums of this Ninth Modification (collectively, the “Ninth Memorandum”);

(c) satisfaction of such other conditions as may be set forth on Exhibit “B” attached hereto and incorporated herein by this reference, if any; and

(d) if the Loan has been guarantied (or indemnities given) or if there are junior liens encumbering the property which is encumbered by the Deeds of Trust, delivery to Lender of duly executed consents to the modifications set forth in this Ninth Modification by the guarantor(s) and/or junior lienors, as applicable, as may be set forth in Exhibit “C” attached hereto or as may be attached to the Ninth Memorandum, each incorporated herein by this reference;.

3. Representations and Warranties. Borrower hereby represents and warrants that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Instruments; and all representations and warranties herein and in the other Loan Instruments are true and correct, which representations and warranties shall survive execution of this Ninth Modification. All parties who execute this Ninth Modification and any other documents required hereunder on behalf of Borrower represent and warrant that they have full power and authority to execute and deliver such documents, and that all such documents are enforceable in accordance with their terms. As of the date of this Ninth Modification, Borrower hereby acknowledges and agrees that it has no defenses, offsets or claims against Lender or the enforcement of the Loan Instruments and that Lender has not waived any of its rights or remedies under any such documents.

4. No Impairment. Except as expressly provided herein, nothing in this Ninth Modification shall alter or affect any provision, condition or covenant contained in the Loan Instruments or affect or impair any of Lender’s rights, powers or remedies thereunder. It is the intent of the parties hereto that the provisions of the Loan Instruments shall continue in full force and effect except as expressly modified hereby.

5. Miscellaneous. This Ninth Modification and the other Loan Instruments shall be governed by and interpreted in accordance with the laws of the State of California, except as they may be preempted by federal law. In any action brought or arising out of this Ninth Modification or the Loan Instruments, Borrower, and, if applicable, the general partners, members and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Ninth Modification are for convenience only and shall be disregarded in interpreting the substantive provisions of this Ninth Modification. Time is of the essence of each term of the Loan Instruments, including this Ninth Modification. If any provision of this Ninth Modification or any of the other Loan Instruments shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof. This Ninth Modification may be executed in one or more counterparts, all of which, taken together, shall constitute one and the same Ninth Modification.

6. Integration; Interpretation. The Loan Instruments, including this Ninth Modification, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Instruments shall not be modified except by written instrument executed by all parties. Any reference to the Loan Instruments in any of the Loan Instruments includes this Ninth Modification and any amendments, renewals or extensions approved by Lender hereunder.

IN WITNESS WHEREOF, this Agreement for Ninth Modification of Deeds of Trust and Other Loan Instruments is executed as of the date first hereinabove written.

LENDER:	GUARANTY BANK, a federal savings bank organized and existing under the laws of the United States

	By:	/s/ Kent Newberry
	Name:	Kent Newberry
	Title:	Vice President

BORROWER:	WILLIAM LYON HOMES, INC., a California corporation

	By:	/s/ Michael A. Grubbs
	Name:	Michael D. Grubbs
	Title:	Senior Vice President and Chief Financial Officer

	By:	/s/ Richard S. Robinson
	Name:	Richard S. Robinson
	Title:	Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “A”

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Modifications)

Loan Instrument Modified	Modification

1. Fourth Amended and Restated
Revolving Promissory Note	(i) The “Facility Maturity Date” is hereby amended to mean and refer to the date that is three hundred sixty-four (364) days following Recordation of the Ninth Memorandum.

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “B”

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Other Conditions to Modifications)

1.	Legal Fees. Borrower shall pay all legal fees and costs incurred by Lender in connection with the preparation and negotiation of this Ninth Modification.

2.	Title Endorsements/Recording Fees. Borrower shall pay all title charges and recording fees and costs incurred by Lender in connection with the requirements of Paragraphs 2(a) and 2(b) of this Ninth Modification. The Recordation of the Ninth Memorandum against each Property that is subject to a Deed of Trust.

3.	Consent of Guarantor(s). Guarantors of the Loan shall execute and deliver the attached Consent of Guarantor to Lender and the attached Consent to the Ninth Memorandum hereof described in Paragraph 2(b) of this Ninth Modification (suitable for recording).

4.	Consent of Junior Lienholder(s). If indicated on the attached Exhibit “C” or otherwise required by Lender, Junior Lienholders shall execute and deliver the attached Consent of Junior Lienholder and the attached Consent to the Ninth Memorandum hereof described in Paragraph 2(b) of this Ninth Modification (suitable for recording).

5.	Fees. Borrower shall pay to Lender the following non-refundable extension fees as a condition precedent to the effectiveness of this Ninth Modification, which fees shall not be applicable to payment of principal or interest due under the Note, or otherwise, and shall be retained by Lender in all events, payable upon execution of this Ninth Modification as follows:

(i)	Facility Fee. THREE HUNDRED FIFTEEN THOUSAND DOLLARS ($315,000.00) for renewal of the Loan.

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF GUARANTOR

The undersigned Guarantor confirms its guaranties of Borrower’s obligations to, and indemnities in favor of, Lender under the Loan Agreement and the other Loan Instruments referenced in, and as modified by the foregoing Ninth Modification and Ninth Memorandum described therein, and consents to and accepts the foregoing modifications.

GUARANTOR:	WILLIAM LYON HOMES, a Delaware corporation

	By:	/s/ MICHAEL D. GRUBBS
	Name:	Michael D. Grubbs
	Title:	Senior Vice President and Chief Financial Officer

	By:	/s/ RICHARD S. ROBINSON
	Name:	Richard S. Robinson
	Title:	Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Ninth Memorandum and the Ninth Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreements, which Agreements remain in effect:

A)	Westland @ Chapman Heights:

(i)	(1163) dated December 22, 2004 and recorded in the Official Records of San Bernardino County, California on January 14, 2005 as Instrument No. 2005-0033826;

(ii)	(1174) dated April 1, 2005 and record in the Official Records of San Bernardino County, California on April 15, 2005 as Instrument No. 2005-0264027;

(iii)	(1179) dated June 29, 2005 and recorded in the Official Records of San Bernardino County, California on July 21, 2005 as Instrument No. 2005-0525093; and

(iv)	(1184) dated September 29, 2005 and recorded in the Official Records of San Bernardino County, California on October 14, 2005 as Instrument No. 2005-0769351.

JUNIOR LIENHOLDER:	HEARTHSTONE MULTI-ASSET ENTITY A. L.P., a California limited partnership

	By:	MSIII GP, LLC, a California limited partnership
	Its:	General Partner

		By:	Hearthstone, Inc., a California corporation
		Its:	Manager

			By:	/s/ TRACY T. CARVER
			Name:	Tracy T. Carver
			Title:	Senior Vice President

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Ninth Memorandum and the Ninth Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreements, which Agreements remain in effect:

A)	Westland @ Chapman Heights:

(i)	(1163) dated December 22, 2004 and recorded in the Official Records of San Bernardino County, California on January 14, 2005 as Instrument No. 2005-0033827;

(ii)	(1174) dated April 1, 2005 and recorded in the Official Records of San Bernardino County, California on April 15, 2005 as Instrument No. 2005-0264028;

(iii)	(1179) dated June 29, 2005 and recorded in the Official Records of San Bernardino County, California on July 21, 2005 as Instrument No. 2005-0525092; and

(iv)	(1184) dated September 29, 2005 and recorded in the Official Records of San Bernardino County, California on October 14, 2005 as Instrument No. 2005-0769350.

JUNIOR LIENHOLDER:	CHAPMAN HEIGHTS, L.P., a Washington limited partnership

	By:	CSW DEVELOPMENT & CONSTRUCTION COMPANY (fka Communities Southwest Development & Construction Company), a Washington corporation
	Its:	General Partner

		By:	/s/ Illegible
		Its:	C.F.O.

		By:	/s/ Illegible
		Its:	C.F.O.

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position (subject to all of the terms of the following Subordination and Intercreditor Agreement between Lender and Junior Lienholder), Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Ninth Memorandum and the Ninth Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination Agreement, which Agreement remains in effect:

A)	Whitney Ranch: (1161) dated November 8, 2004 and recorded in the Official Records of Placer County, California on December 30, 2004 as Instrument No 2004-0175176.

JUNIOR LIENHOLDER:	SUNSET RANCHOS INVESTORS, LLC, a Delaware limited liability company, dba Whitney Ranch Associates

	By:	/s/ Kyle W. Masters
	Name:	Kyle W. Masters
	Its:	Authorized Representative

	By:	/s/ Scott L. Cox
	Name:	Scott L. Cox
	Its:	Authorized Representative

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Ninth Memorandum and the Ninth Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination and Intercreditor Agreement, which Agreement remains in effect:

A)	Bayside: (1133 & 1138) dated March 1, 2004 and recorded in the Official Records of Contra Costa County, California on March 19, 2004 as Series No 92736.

JUNIOR LIENHOLDER:	LEWIS-HERCULES, LLC, a Delaware limited liability company

	By:	LEWIS OPERATING CORP., a California corporation
	Its:	Sole Manager

		By:	/s/ JOHN M. GOODMAN
		Name:	John M. Goodman
		Title:	SR VP / CFO / CEO

By:
Name:
Title:

William Lyon Homes, Inc.

Loan No. 906-0100

EXHIBIT “C”

AGREEMENT FOR NINTH MODIFICATION OF DEEDS OF TRUST AND OTHER LOAN INSTRUMENTS

(Consents to Modifications)

CONSENT OF JUNIOR LIENHOLDER

The undersigned is the holder of an obligation secured by a lien (the “Junior Lienholder”) against the same property, which secures, in a senior priority position, Borrower’s obligations to Lender under the Loan Agreement and the other Loan Instruments. The undersigned consents to and accepts the modifications set forth in the foregoing Ninth Memorandum and the Ninth Modification described therein, and agrees that, notwithstanding such modifications, the undersigned’s lien shall be and remain junior and subordinate to the lien of Lender to secure Borrower’s obligations, as modified herein, to the extent provided in and subject to all of the terms of the following Subordination and Intercreditor Agreement, which Agreement remains in effect:

A)	Copper Canyon Ranch: (2216) dated May 17, 2004 and recorded in the Official Records of Maricopa County, Arizona on May 26, 2004 as Instrument No 2004-0586207.

JUNIOR LIENHOLDER:	WILLIAM LYON SOUTHWEST, INC., an Arizona corporation dba WILLIAM LYON HOMES

	By:	/s/ RICHARD S. ROBINSON
	Name:	Richard S. Robinson
	Title:	Senior Vice President

	By:	/s/ MICHAEL D. GRUBBS
	Name:	Michael D. Grubbs
	Title:	Senior Vice President and Chief Financial Officer